UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2020 (February 21, 2020)

Cuentas Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54923	20-3537265
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

200 S Biscayne Blvd., 55th Floor, Miami, Florida 33131
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 611-3622

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act: N/A

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) amends the Current Report on Form 8-K filed by Cuentas Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on February 21, 2020 (the “Original Form 8-K”). This Form 8-K/A is being filed to (i) to remove Exhibits 3.04, 3.08 and 3.14 from the Original Form 8-K, (ii) amend the order of the exhibits filed in the Original Form 8-K, and (iii) to include a new Exhibit 3.17. Except as set forth herein, no other modifications have been made to the information contained in the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Exhibit Name
3.01	Articles of Incorporation, Filed with the Florida Department of State on September 21, 2005
3.02	Amendment No. 1 to the Articles of Incorporation of the Company, Filed with the Florida Department of State on July 15, 2009
3.03	Amendment No. 2 to the Articles of Incorporation of the Company, Filed with the Florida Department of State on March 18, 2013
3.04	Amendment No. 3 to the Articles of Incorporation of the Company, Filed with the Florida Department of State on April 15, 2013
3.05	Amendment No. 4 to the Articles of Incorporation of the Company, Filed with the Florida Department of State on May 10, 2013
3.06	Amendment No. 5 to the Articles of Incorporation of the Company, Filed with the Florida Department of State on October 1, 2013
3.07	Amendment No. 6 to the Articles of Incorporation of the Company, Filed with the Florida Department of State on May 8, 2014
3.08	Amendment No. 7 to the Articles of Incorporation of the Company, Filed with the Florida Department of State on May 16, 2014
3.09	Amendment No. 8 to the Articles of Incorporation of the Company, Filed with the Florida Department of State on September 8, 2014
3.10	Amendment No. 9 to the Articles of Incorporation of the Company, Filed with the Florida Department of State on October 7, 2014
3.11	Amendment No. 10 to the Articles of Incorporation of the Company, Filed with the Florida Department of State on December 9, 2014
3.12	Amendment No. 11 to the Articles of Incorporation of the Company, Filed with the Florida Department of State on March 19, 2015
3.13	Amendment No. 12 to the Articles of Incorporation of the Company, Filed with the Florida Department of State on April 28, 2015
3.14	Amendment No. 13 to the Articles of Incorporation of the Company, Filed with the Florida Department of State on November 20, 2015
3.15	Amendment No. 14 to the Articles of Incorporation of the Company, Filed with the Florida Department of State on December 30, 2015
3.16	Amendment No. 15 to the Articles of Incorporation of the Company, Filed with the Florida Department of State on July 21, 2016
3.17	Amendment No. 16 to the Articles of Incorporation of the Company, Filed with the Florida Department of State on August 6, 2018
3.18	Amendment No. 17 to the Articles of Incorporation of the Company, Filed with the Florida Department of State on August 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Dated: April 24, 2020	By:	/s/ Arik Maimon
Arik Maimon Chief Executive Officer

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